UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ACCENTURE LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[Pursuant to an order of the Supreme Court of Bermuda on June 19, 2009, Accenture Ltd is expected to publish the following notices in The Royal Gazette (in Bermuda) and in the U.S. and international editions of the Wall Street Journal.]

ACCENTURE LTD

NOTICE OF SPECIAL COURT-ORDERED CLASS MEETING OF

CLASS A COMMON SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. 172

IN THE MATTER OF ACCENTURE LTD

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF CLASS MEETING OF ACCENTURE LTD

CLASS A COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the Class A common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold a special court-ordered class meeting of the holders of its Class A common shares at 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA, commencing at 11:00 a.m. local time, on August 5, 2009 to vote:

1.	to approve the Scheme of Arrangement between Accenture Ltd and its shareholders (the “Scheme of Arrangement”) insofar as it applies to the Class A common shareholders. If the Scheme of Arrangement is approved by both the Class A common shareholders and the Class X common shareholders and becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Accenture Ltd Class A common shares immediately before the Transaction is effected will receive Class A ordinary shares of an Irish company named Accenture plc on a one-for-one basis in exchange for their Accenture Ltd Class A common shares (or, in the case of fractional interests in Accenture Ltd Class A common shares held of record, cash for such fractional Class A common shares for fractional Accenture plc Class A ordinary shares); and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card for the meeting will vote the Class A common shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for this class meeting. This means that only those persons who were registered holders of Accenture Ltd Class A common shares at the close of business on that record date will be entitled to receive notice of the class meeting and to attend and vote at the meeting and any adjournments or postponements thereof. The proxy statement of Accenture Ltd filed with the U.S. Securities and Exchange Commission (“SEC”) on June 24, 2009 and mailed to its shareholders contains additional information on how to attend the meeting and vote your shares in person. To vote at the meeting, a Class A common shareholder will need the control number included on the proxy card accompanying the proxy statement.

The proxy statement relating to the Scheme of Arrangement and the accompanying proxy card are first being sent to Accenture Ltd Class A common shareholders on or about June 26, 2009. The information required by section 100 of the Companies Act of 1981 is comprised in the proxy statement.

The special court-ordered class meeting of Accenture Ltd Class A common shareholders is being held in accordance with an order of the Supreme Court of Bermuda issued on June 19, 2009, which Bermuda law required us to obtain prior to holding the meeting. If Accenture Ltd Class A common shareholders and Class X common shareholders approve the Scheme of Arrangement, we will make a subsequent application to the Supreme Court of Bermuda seeking authorization or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing (the “Sanction Hearing”) to be held on August 14, 2009 at the Supreme Court in Hamilton, Bermuda. If you are an Accenture Ltd Class A common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Accenture Ltd Class A common shareholder who holds shares through a broker.

Proof of ownership of Class A common shares, as well as a form of personal identification, must be presented in order to be admitted to the meeting.

If a shareholder holds Class A common shares in the name of a bank, broker or other holder of record and plans to attend the special court-ordered class meeting of Accenture Ltd Class A common shareholders, the shareholder must present proof of ownership of Class A common shares, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.

This notice should be read in conjunction with the proxy statement of Accenture Ltd filed with the SEC on June 24, 2009.

By Order of the Board of Directors

DOUGLAS G. SCRIVNER
General Counsel and Secretary

Dated: June 24, 2009

This communication is being made in respect of the above-described special court-ordered class meeting of Class A common shareholders of Accenture Ltd. In connection with the meeting, Accenture Ltd has filed a proxy statement with the SEC. Shareholders are urged to read the proxy statement because it contains important information. The proxy statement is, and other documents filed or to be filed by Accenture Ltd with the SEC are or will be, available free of charge at the SEC’s web site (www.sec.gov) and at the website of Accenture Ltd (http://investor.accenture.com).

Accenture Ltd and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Accenture Ltd shareholders in connection with the Transaction is set forth in the proxy statement. You can find information about Accenture Ltd’s directors and executive officers in its definitive proxy statement for its 2009 annual general meeting, which was filed on December 19, 2008. You can obtain free copies of these documents from Accenture Ltd upon request directed to: Accenture Investor Relations, 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA.

ACCENTURE LTD

NOTICE OF SPECIAL COURT-ORDERED CLASS MEETING OF

CLASS X COMMON SHAREHOLDERS

IN THE SUPREME COURT OF BERMUDA

CIVIL JURISDICTION

(COMMERCIAL COURT)

2009: NO. 172

IN THE MATTER OF ACCENTURE LTD

AND IN THE MATTER OF SECTION 99 OF THE COMPANIES ACT 1981

NOTICE OF CLASS MEETING OF ACCENTURE LTD

CLASS X COMMON SHAREHOLDERS

TO BE HELD ON AUGUST 5, 2009

To the Class X common shareholders of Accenture Ltd:

Accenture Ltd, a company organized under the laws of Bermuda, will hold a special court-ordered class meeting of the holders of its Class X common shares at 1345 Avenue of the Americas, New York, New York 10105, USA, commencing at 11:15 a.m. local time (or, if later, immediately following the conclusion of the class meeting of the holders of the Class A common shares), on August 5, 2009 to vote:

1.	to approve the Scheme of Arrangement between Accenture Ltd and its shareholders (the “Scheme of Arrangement”) insofar as it applies to the Class X common shareholders. If the Scheme of Arrangement is approved by both the Class A common shareholders and the Class X common shareholders and becomes effective, it will effect a transaction (the “Transaction”) pursuant to which each holder of Accenture Ltd Class X common shares immediately before the Transaction is effected will receive Class X ordinary shares of an Irish company named Accenture plc on a one-for-one basis in exchange for their Accenture Ltd Class X common shares; and

2.	to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the Scheme of Arrangement at the time of the meeting.

If any other matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card for the meeting will vote the Class X common shares represented by all properly executed proxies in their discretion.

The Board of Directors has set June 19, 2009 as the record date for this class meeting. This means that only those persons who were registered holders of Accenture Ltd Class X common shares at the close of business on that record date will be entitled to receive notice of the class meeting and to attend and vote at the meeting and any adjournments or postponements thereof. The proxy statement of Accenture Ltd filed with the U.S. Securities and Exchange Commission (“SEC”) on June 24, 2009 and mailed to its shareholders contains additional information on how to attend the meeting and vote your shares in person. To vote at the meeting, a Class X common shareholder will need the control number included on the proxy card accompanying the proxy statement.

The proxy statement relating to the Scheme of Arrangement and the accompanying proxy card are first being sent to Accenture Ltd Class X common shareholders on or about June 26, 2009. The information required by section 100 of the Companies Act 1981 is comprised in the proxy statement.

The special court-ordered class meeting of Accenture Ltd Class X common shareholders is being held in accordance with an order of the Supreme Court of Bermuda issued on June 19, 2009, which Bermuda law required us to obtain prior to holding the meeting. If Accenture Ltd Class A common shareholders and Class X common shareholders approve the Scheme of Arrangement at the meeting, we will make a subsequent application to the Supreme Court of Bermuda seeking authorization or approval of the Scheme of Arrangement, which must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing (the “Sanction Hearing”) to be held on August 14, 2009 at the Supreme Court in Hamilton, Bermuda. If you are an Accenture Ltd Class X common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Supreme Court has wide discretion to hear from interested parties. Accenture Ltd will not object to the participation in the Sanction Hearing by any Accenture Ltd Class X common shareholder who holds shares through a broker.

Proof of ownership of Class X common shares, as well as a form of personal identification, must be presented in order to be admitted to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the meeting.

This notice should be read in conjunction with the proxy statement of Accenture Ltd filed with the SEC on June 24, 2009.

By Order of the Board of Directors

DOUGLAS G. SCRIVNER
General Counsel and Secretary

Dated: June 24, 2009

This communication is being made in respect of the above-described special court-ordered class meeting of Class X common shareholders of Accenture Ltd. In connection with the meeting, Accenture Ltd has filed a proxy statement with the SEC. Shareholders are urged to read the proxy statement because it contains important information. The proxy statement is, and other documents filed or to be filed by Accenture Ltd with the SEC are or will be, available free of charge at the SEC’s web site (www.sec.gov) and at the website of Accenture Ltd (http://investor.accenture.com).

Accenture Ltd and its directors and executive officers and other persons may be deemed participants in the solicitation of proxies in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Accenture Ltd shareholders in connection with the Transaction is set forth in the proxy statement. You can find information about Accenture Ltd’s directors and executive officers in its definitive proxy statement for its 2009 annual general meeting, which was filed on December 19, 2008. You can obtain free copies of these documents from Accenture Ltd upon request directed to: Accenture Investor Relations, 1345 Avenue of the Americas, 6th Floor, New York, New York 10105, USA.